UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 26, 2004


                               CALPINE CORPORATION
                            (A Delaware Corporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 -- CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On October 26, 2004, Calpine (Jersey) Limited (the "Issuer"), an indirect subsidiary of Calpine Corporation ("Calpine"), issued and sold $360 million of its Redeemable Preferred Shares (the "Shares"). The Shares were sold in a private placement to (i) accredited investors in reliance on Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and (ii) outside the United States to persons who are not U.S. persons in reliance on Regulation S under the Securities Act. All amounts in this report in $ or dollars are in U.S. dollars.

     The Shares will pay dividends quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning January 15, 2005, at the rate of three-month U.S. dollar LIBOR plus 700 basis points, resetting quarterly, and will mature on October 15, 2006. The proceeds of the sale of the Shares were loaned to Calpine Energy Finance Luxembourg S.ar.l. ("LuxCo"), an indirect subsidiary of Calpine and an affiliate of the Issuer, pursuant to a senior intercompany loan between Issuer, as lender, and LuxCo, as borrower. LuxCo then loaned such proceeds to Saltend Cogeneration Company Limited ("SCCL") pursuant to a senior intercompany loan between LuxCo, as lender, and SCCL, as borrower. SCCL is a guarantor of the intercompany loan between the Issuer and LuxCo, and both intercompany loans are guaranteed by certain other affiliates of LuxCo and SCCL. Although the rights under the Shares are not secured, the intercompany loan between the Issuer and LuxCo is secured by certain of the assets of LuxCo and SCCL, and both intercompany loans are secured by certain of the assets of each of the other guarantors of the loans. SCCL has further agreed that, upon the occurrence of certain conditions (including obtaining additional third-party consents), SCCL will provide certain additional assets as security for the intercompany loans. In addition, Calpine has agreed that one of its Canadian subsidiaries and one of its U.S. subsidiaries will, within 45 days of the issuance of the Shares, collectively pledge as additional security for the intercompany loans $270 million (based on their acquisition value) of senior bonds of Calpine or its subsidiaries which are currently held by Calpine subsidiaries.

     The Issuer is required to redeem Shares (i) tendered to it by holders of Shares following the occurrence of a change of control of the Issuer's direct parent company, Calpine (Jersey) Holdings Limited and (ii) to the extent it receives certain funds, including, subject to certain exceptions, payments of principal under the intercompany loan between it and LuxCo and the proceeds of certain debt issuances by the Issuer, and in certain circumstances by Calpine or its other subsidiaries, in each case at the redemption prices specified in the Articles of Association of the Issuer. The Shares may also be redeemed in whole or in part at the Issuer's option at any time after April 26, 2005 at the redemption prices specified in the Articles of Association of the Issuer. The Issuer may also, at its option, redeem the Shares at 100% of the paid-up capital of the Shares plus accrued and unpaid interest through the redemption date in the event of certain changes in tax laws, tax treaties or published practice of relevant tax authorities.

     The Issuer is obligated under the terms of the Shares to comply with certain covenants, including restrictions on the incurrence of liens; the incurrence of debt; distributions on, and repurchase/redemptions of, certain junior securities; mergers, consolidations and asset sales; certain affiliate transactions; and amendments, waivers or transfers of the intercompany loan between the Issuer and LuxCo or the related guaranties. In addition, the Issuer must affirmatively enforce its rights under its intercompany loan to LuxCo and the related guaranties, and provide certain financial information to holders of Shares. The Issuer's Articles of Association further provide that upon the occurrence of certain voting rights trigger events, the holders of the Shares will have the right to elect the board of the Issuer. The voting rights trigger events include the failure to declare and pay dividends when due; failure to satisfy redemption provisions; cross defaults to the intercompany loans, loan guaranties and other indebtedness in excess of $5 million; breach of the Share covenants; continuing unenforceability or repudiation of the guaranties of the intercompany loans or any security with respect to the intercompany loans or the guaranties thereof; and certain insolvency events.

ITEM 8.01. OTHER EVENTS

NEWS RELEASE                                             CONTACTS:  408-995-5115
                                    Media Relations: Katherine Potter, Ext. 1168
                                     Investor Relations: Rick Barraza, Ext. 1125

              Calpine Closes $360 Million Preferred Equity Offering
                        Relating to its Saltend Project

     SAN JOSE, Calif., Oct. 27 /PRNewswire-FirstCall/ -- Calpine Corporation's (NYSE: CPN) indirect, wholly owned subsidiary Calpine (Jersey) Limited has received funding on its $360 million offering of two-year, Redeemable Preferred Shares at U.S. LIBOR plus 700 basis points.

     The proceeds of the offering of the Redeemable Preferred Shares were loaned to Calpine's 1,200-megawatt Saltend cogeneration power plant located in Hull, Yorkshire, England, and the payments of principal and interest on such loan will fund payments on the Redeemable Preferred Shares. The net proceeds of the Redeemable Preferred Shares offering will be used as permitted by the company's indentures.

     The Redeemable Preferred Shares were not registered under the Securities Act of 1933, and could not be offered in the United States absent registration or an applicable exemption from registration requirements. The Redeemable Preferred Shares were offered in a private placement in the United States under Regulation D under the Securities Act of 1933 and outside of the United States pursuant to Regulation S under the Securities Act of 1933. This press release shall not constitute an offer to sell or the solicitation of an offer to buy. Securities laws applicable to private placements limit the extent of information that can be provided at this time.

     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Calpine Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President and Controller
                                       Chief Accounting Officer

Date: November 5, 2004